EXHIBIT 10.1

CREDIT AGREEMENT

THIS AGREEMENT dated for reference March 28, 2013 is between:

SPROTT RESOURCE LENDING PARTNERSHIP, a general partnership organized and existing under the laws of the Province of Ontario

(the “Lender”)

AND:
VISTA GOLD CORP., a Yukon corporation, having its chief executive office at 7961 Shaffer Parkway, Suite 5, Littleton, Colorado  80127

(the “Borrower”)

BACKGROUND

The Lender has agreed to lend to the Borrower and the Borrower has agreed to borrow from the Lender the aggregate principal amount of $10,000,000 on the terms and subject to the conditions of this Agreement.

AGREEMENTS

For good and valuable consideration, the receipt and sufficiency of which each party acknowledges, the parties agree as follows:

1.	Definitions. In this Agreement:

(a)	“Advance” means the advance of the Facility hereunder;

(b)
“Applicable Securities Legislation” means all applicable securities laws of each of the jurisdictions in which the Borrower is a reporting issuer and the respective rules and regulations under such laws together with applicable published fee schedules, prescribed forms, policy statements, national or multilateral instruments, orders, blanket rulings and other applicable regulatory instruments of the securities regulatory authorities in any of such jurisdictions;

(c)	“Borrower” means Vista Gold Corp., a Yukon corporation continued on December 17, 1997 under incorporation no. 526273;

(d)	“Business Day” means a day which is not a Saturday, Sunday or a statutory holiday in the Province of British Columbia;

(e)	“change of control” has the meaning set forth in subsection 15(m) below;

(f)	“Closing Date” means the date of the Advance made pursuant to the terms of this Agreement;

(g)
“Colomac Mill Equipment” means any equipment currently owned by the Borrower that is currently stored at either Continental Cartage Inc., 5545 – 56 Avenue SE, Calgary, AB  T2C 4M1, or Custom Landtran, #103, 53016 HWY 60, Acheson, AB  T7X 5A7;

(h)	“Constating Documents” means:

(i)	with respect to a corporation, its notice of articles, articles of incorporation, amalgamation or continuance or other similar documents and its by-laws; and

(ii)	with respect to any other Person which is an artificial body, whether with or without legal personality, the organization and governance documents of such Person,

in each case as amended or supplemented from time to time;

(i)	“Event of Default” has the meaning set forth in Section 15 below;

(j)	“Exchange” means the Toronto Stock Exchange;

(k)	“Facility” means the credit facility granted by the Lender to the Borrower in the aggregate principal amount of $10,000,000 pursuant to this Agreement;

(l)
“Facility Documents” means this Agreement, the Security Documents and all other agreements, certificates, instruments and other documents delivered or to be delivered by the Borrower hereunder or thereunder, each as amended, modified, supplemented, restated or replaced from time to time;

(m)	“Financial Statements” has the meaning set forth in subsection 11(h) below;

(n)	“GAAP” means generally accepted accounting principles in effect in the United States from time to time;

(o)
“Governmental Authority” means the government, parliament or legislature of Canada or any other nation, or of any political subdivision thereof, whether provincial, state, municipal or local, and any agency, authority, instrumentality, ministry, tribunal, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government in Canada or any other nation;

(p)	“Indebtedness” means:

(i)	all indebtedness for borrowed money and all obligations evidenced by notes, bonds, debentures or other similar instruments;

(ii)	all obligations, contingent or otherwise, in respect of letters of credit (whether or not drawn) or bankers acceptances or similar facilities;

(iii)
all obligations to pay the deferred purchase price of property or services (other than current trade payables that are incurred in the ordinary course of business and are not overdue for a period of more than 90 days;

(iv)	all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired;

(v)
all obligations which would be required to be disclosed on the Borrower’s balance sheet as a liability in accordance with GAAP and which would be payable more than 12 months from the date of creation thereof (other than reserves for taxes and for contingent obligations); and

(vi)
all obligations of the kind referred to above in this subsection (p) secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights), whether or not either Borrower has become liable for the payment of such obligation;

(q)	“Lender” means Sprott Resource Lending Partnership, a general partnership organized and existing under the laws of the Province of Ontario;

(r)
“Lien” means any mortgage, charge, lien, hypothec or encumbrance, whether fixed or floating on, or any Security Interest in, any property, whether real, personal or mixed, tangible or intangible, any pledge or hypothecation of any property, any royalty payment obligation, any deposit arrangement, priority, conditional sale agreement, other title retention agreement or equipment trust, capital lease or other security arrangement of any kind;

(s)	“Material Adverse Effect” means a material adverse effect on the assets, properties, businesses, results of operations, prospects or condition (financial or otherwise);

(t)	“Maturity Date” has the meaning set forth in subsection 4(a) below;

(u)	“Note” has the meaning set forth in subsection 9(a) below;

(v)	“Notice Date” has the meaning set forth in section 5 below;

(w)	“Outstanding Balance” has the meaning set forth in subsection 4(a) below;

(x)
“Permitted Lien” means any of the following items: (i) Security Interests granted by the Borrower pursuant to the Security; (ii) easements, rights of way, servitudes or other similar rights; (iii) any rights reserved to or vested in any governmental entity to levy taxes, provided always that all such taxes, levies, rates, assessments or  other governmental charges thereunder are not delinquent, or if delinquent, are being contested in good faith by appropriate proceedings; (iv) undetermined or inchoate mechanics’ liens and similar liens for which payment for services rendered or goods supplied is not delinquent as of the date hereof; and (v) liens granted in the ordinary course of business to a governmental entity respecting operations pertaining to workers compensation, unemployment insurance, employer’s health taxes or other social security or a statutory obligations that secure amounts that are not yet due or that are being diligently contested in good faith by appropriate proceedings;

(y)
“Person” means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, body corporate, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, government or Governmental Authority or entity, however designated or constituted;

(z)	“Public Record” has the meaning set forth in subsection 11(j) below;

(aa)
“Restricted Payment” means, with respect to the Borrower or any Subsidiary, (a) any dividend or other distribution on account of share capital, or (b) any payment on account of the purchase, redemption, retirement or acquisition of, or of the setting apart of money for a sinking or other analogous fund for the purchase, redemption, retirement or acquisition of any equity securities or any option, warrant or other right to acquire equity securities;

(bb)	“Regulation D” means Regulation D as promulgated under the U.S. Securities Act;

(cc)	“Regulation S” means Regulation S as promulgated under the U.S. Securities Act;

(dd)	“Securities” means this Agreement, the Promissory Note and the Bonus Shares;

(ee)	“Security Documents” means, collectively, the security and other agreements and documents listed in Section 9 below and delivered pursuant to Section 10 of this Agreement;

(ff)
“Security Interest” means any security interest, assignment by way of security, mortgage, charge (whether fixed or floating), hypothec, deposit arrangement, pledge,  lien, encumbrance, preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing);

(gg)	“Structuring Fee” has the meaning set forth in Section 7 below;

(hh)
“Subsidiaries” means, with respect to the Borrower, any corporation of which at least a majority of the outstanding shares to which there is attached voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, shall at the relevant time be owned directly or indirectly by the Borrower, one or more Subsidiaries of the Borrower, or any combination thereof, and for greater certainty, shall include those corporations listed on Schedule “B” hereto, and “Subsidiary” shall mean any one of them;

(ii)	“Term Sheet” means the Term Sheet for the Facility dated March 13, 2013, between the Lender and the Borrower;

(jj)
“United States” means the “United States” as that term is defined in Rule 902(1) of Regulation S and, without restricting the generality of the foregoing, generally means United States of America, its states, territories, possessions and the District of Columbia;

(kk)	“U.S. Person” means a U.S. person as that term is defined in Rule 902(k) of Regulation S; and

(ll)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

2.
Facility Advance.  Subject to and upon the fulfilment of the conditions precedent contained in Section 10 of this Agreement, the Lender will advance the principal amount of the Facility, or such lesser amount as the Borrower may request, to the Borrower or as the Borrower may otherwise direct.

3.
Use of Proceeds.  The Borrower covenants and agrees with the Lender that the proceeds of the Facility will be used by the Borrower for the continued development of the Borrower's Mt. Todd Gold project located in the Northern Territory, Australia and its Guadalupe de los Reyes project located in Mexico and for general working capital purposes, and for no other purpose whatsoever without the express written consent of the Lender.

4.	Term and Prepayment.

(a)
Subject to the rights of the Lender under Section 16 to accelerate payment of all monies owing hereunder, the principal amount of the Advance, together with all accrued but unpaid interest, fees and other costs or charges payable hereunder from time to time (collectively the “Outstanding Balance”), will be immediately due and payable in full by the Borrower to the Lender on March 28, 2014 (“Maturity Date”).

(b)
If after the Advance, the Borrower or any of its Subsidiaries sell or otherwise dispose of any material assets outside of the ordinary course of business in excess of $1,000,000 in the aggregate (excluding the Colomac Mill Equipment), the Borrower will pay or cause to be paid to the Lender 50% of the proceeds from such sale, disposition in excess of $1,000,000 in the aggregate, net of reasonable selling costs, to be applied on account of the Facility up to the full amount of the Outstanding Balance.

(c)
If after the Advance, the Borrower or any of its Subsidiaries close one or more equity financings in excess of $1,000,000 in the aggregate (which for greater certainty shall not include the exercise of any options or warrants issued by the Borrower or any Subsidiary), the Borrower will pay or cause to be paid to the Lender 50% of the proceeds of such equity financings in excess of $1,000,000 in the aggregate, net of reasonable financing costs, to be applied on account of the Facility up to the full amount of the Outstanding Balance.

(d)
The Borrower may voluntarily prepay the Facility in whole at any time before maturity, without penalty provided that not less than four months of interest on the total principal amount of the Facility has been paid to the Lender, and further provided that such prepayment is made on the last business day of a calendar month after not less than 10 Business Days' prior written notice of the Borrower's intention to prepay the Facility.

5.
Extension of Term.  The term of the Facility and the Maturity Date may be extended for an additional term of one (1) year, provided that no default or Event of Default shall have occurred and be continuing in the Lender’s reasonable opinion and that the Lender is satisfied with the Borrower’s ability to pay the outstanding balance of the Facility and to perform its obligations under the Facility Documents and that none of the Security granted by the Borrower to the Lender is or is about to be impaired or in jeopardy in any material respect, and further provided that the Borrower shall have given the Lender not less than 30 days’ prior written notice of a request for such extension (the date such notice is received is the “Notice Date”), together with payment of an extension fee equal to three and one half percent (3.5%) of the outstanding balance of the Facility as at the date of such notice (the "Extension Fee"), which for greater certainty will include the outstanding principal amount and all accrued but unpaid interest, bonus and other costs, fees or charges payable hereunder from time to time, payable in common shares of the Borrower (the "Extension Fee Shares") issued at a deemed price (subject to all required regulatory approvals) equal to a 10% discount to the volume weighted average trading price of the Borrower's common shares as they trade on the Exchange for the five trading days immediately prior to the Notice Date.  The Extension Fee Shares shall be subject to a maximum hold period under applicable Canadian securities laws of four months and one day from their date of issue.  The Extension Fee Shares shall be “restricted securities” under the Rule 144 of the U.S. Securities Act and will be subject to a minimum six-month hold period pursuant to the provisions of Rule 144 of the U.S. Securities Act.  If for any reason the Borrower is unable or fails to deliver the Extension Fee Shares to the Lender as contemplated in this Section 5, the Borrower may pay the Extension Fee in cash.  The Extension Fee is only incurred if the Lender extends the term of the Facility as contemplated in this Section 5, and, if incurred, the Extension Fee is due on the original Maturity Date.

6.
Interest. Interest will accrue on the Outstanding Balance from the date of Advance at the rate of eight percent (8%) per annum, calculated daily and compounded monthly and shall be payable by the Borrower to the Lender monthly on the last Business Day of every month, as well as after maturity, default and judgment. The Borrower covenants and agrees to establish and maintain throughout the term of the Facility a pre-authorized electronic debit arrangement with a financial institution on terms satisfactory to the Lender, pursuant to which all payments coming due to the Lender in respect of interest and other amounts coming due under this Agreement shall be made.

7.	Structuring Fee. In consideration for the structuring and syndication of the Facility, the Borrower will pay to the Lender a structuring fee (the “Structuring Fee”) comprised of:

(a)	a cash payment in the amount of $100,000, payable by the Borrower to the Lender concurrently with the Advance of the Facility hereunder; and

(b)
a cash payment in the amount of $125,000 if, on the Closing Date the Borrower fails to draw down the Advance in circumstances where the Lender is prepared to make the Advance in accordance with the terms and conditions contained in this Agreement, such amount to be payable within seven (7) days of the earlier of: (i) the date on which the Borrower has made a determination not to proceed with the draw down of the Advance, and (ii) the Closing Date.

If the Borrower satisfies all conditions precedent to the Advance as set forth in Section 10 and the Lender fails to complete the Advance, the Lender shall repay the Structuring Fee to the Borrower in full and final settlement of the Lender’s obligations to the Borrower in respect of the Credit Facility.  In all other circumstances, the Structuring Fee shall be non-refundable.

8.
Bonus. In consideration for the Lender entering into this Agreement, the Borrower shall pay to the Lender, or as the Lender may direct, a non-refundable bonus in the amount of $250,000 (the “Bonus”), payable in the form of 125,798 common shares in the capital of the Borrower (the “Bonus Shares”) issued at a deemed price (subject to all required regulatory approvals) equal to a 10% discount to the volume weighted average trading price of the Borrower's common shares as they trade on the Exchange for the five trading days immediately prior to the date of execution of the Term Sheet.  The Bonus Shares shall be subject to a maximum hold period under applicable Canadian securities laws of four months and one day from their date of issue. The Bonus Shares shall be “restricted securities” under the Rule 144 of the U.S. Securities Act and will be subject to a minimum six-month hold period pursuant to the provisions of Rule 144 of the

U.S. Securities Act. If for any reason the Borrower is unable or fails to deliver the Bonus Shares to the Lender as contemplated in this Section 8, the Borrower shall pay the Bonus in cash.

9.	Security. As security for the Facility the Borrower will execute and deliver, or cause to be executed and delivered, to the Lender:

(a)	a promissory note in the form attached hereto as Schedule “A” (the “Note”) in the principal amount of the Advance; and

(b)
a general security agreement (the “GSA”) under which the Borrower will grant to the Lender a first priority Security Interest over all of its present and after-acquired personal property and all proceeds thereof, all in form and terms satisfactory to the Lender and its counsel (collectively, the “Security”).

10.	Conditions Precedent to the Advance. As conditions precedent to the Advance under the Facility by the Lender:

(a)	receipt by the Lender of the following documents, each in full force and effect, and in form and substance satisfactory to the Lender:

(i)	this Agreement;

(ii)	all of the security documents referred to in Section 9 above and the documents, securities and instruments referred therein;

(iii)	legal opinions of the Borrower’s counsel;

(iv)	a certificate of status for the Borrower issued by the Yukon corporate registry and a certificate of good standing for the Borrower issued by BC Registry Services;

(v)	a certified copy of the Constating Documents of the Borrower;

(vi)	a certified copy of the directors’ resolutions of the Borrower with respect to its authorization, execution and delivery of the Facility Documents to which it is a party;

(vii)
a certificate of an officer of the Borrower as to corporate matters and certifying that (A) all of the representations and warranties of the Borrower contained herein or in any other Facility Document are true and correct on and as of the Closing Date, and (B) no Default or Event of Default has occurred and is continuing;

(viii)	Exchange and all other regulatory approvals, including approvals to the transactions contemplated herein, if required; and

(ix)	such other documents, certificates, opinions and agreements which the Lender may reasonably require;

(b)
the Lender will have completed all registrations and other filings that may be prudent or necessary to perfect the Lender’s security therein, all in form and terms satisfactory to the Lender and its counsel;

(c)
the representations and warranties of the Borrower contained in Section 11 will continue to be true and correct and the Borrower will have complied with all the covenants set out herein that are required to be complied with by it prior to the making of the Advance under the Facility by the Lender;

(d)	the Lender shall have completed and be satisfied with its due diligence review of the Borrower and its properties and assets;

(e)
there shall have been no material adverse change in the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the Borrower or any of its Subsidiaries, taken as a whole, since the date of the Term Sheet;

(f)	the Lender shall have received the approval of its credit committee and other required authorizations, including the approval of its partners; and

(g)	such other conditions precedent as the Lender may require based on its due diligence review.

If any of the foregoing conditions precedent are not satisfied or waived by the Lender in writing on or before March 31, 2013, this Agreement will terminate and the Lender will be under no further obligation to the Borrower in connection with the transaction contemplated herein.

11.	Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lender as follows:

(a)
the Borrower exists as a company under the Business Corporations Act (Yukon), and has not discontinued or been dissolved under that Act and is in good standing with respect to the filing of annual reports thereunder;

(b)	the Borrower exists as an extra-provincial company under the Business Corporations Act (British Columbia);

(c)
the Borrower has the corporate power and authority to (i) carry on its business as now being conducted and is licensed or registered or otherwise qualified in all jurisdictions where in the nature of its assets or the business transacted makes such licensing, registration or qualification necessary, (ii) acquire, own, hold, lease and mortgage or grant security in its assets including real property and personal property and (iii) enter into and perform its obligations under this Agreement and all other documents or instruments delivered hereunder;

(d)
this Agreement and all ancillary instruments or documents issued, executed and delivered hereunder by the Borrower, has been duly authorized by all necessary action of the Borrower and each constitutes or will constitute a legal, valid and binding obligation of each, enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights and remedies of creditors and to the general principles of equity;

(e)
neither the Borrower nor any Subsidiary has committed any act of bankruptcy, or proposed a compromise or arrangement to its creditors generally, had a petition or receiving order in bankruptcy filed against it, made a voluntary assignment in bankruptcy, taken any proceedings with respect to a compromise or arrangement, taken any proceedings to have a receiver appointed for any of its property or had any execution or distress become enforceable or become levied upon any of its property;

(f)
the Borrower is not in breach of or in default under any material agreement which if terminated or cancelled could reasonably be expected to have a Material Adverse Effect on the Borrower, or any obligation in respect of the Indebtedness and the execution and delivery of this Agreement and all ancillary instruments or documents issued and delivered hereunder or thereunder, and the performance of the terms hereof and thereof will not be, or result in, a violation or breach of, or default under the Borrower’s Constating Documents, any law, any judgment, agreement or instrument to which it is a party or may be bound;

(g)
no material litigation or administrative proceedings before any court or Governmental Authority are presently ongoing, or have been threatened in writing, or to the best of the Borrower’s knowledge are pending, against the Borrower or any Subsidiary or any of their respective properties or assets or affecting any of their properties or assets which could reasonably be expected to have a Material Adverse Effect on the Borrower or any Subsidiary;

(h)
the audited financial statements for the Borrower for the twelve-months ended December 31, 2012, including all notes and management’s discussion and analysis publicly disclosed in connection therewith (collectively, the “Financial Statements”), fairly present, in accordance with GAAP, the financial affairs of the Borrower and its Subsidiaries as of the date to which they are made, and have been prepared in accordance with GAAP;

(i)
the Borrower is in compliance, in all material respects, with its continuous disclosure obligations under applicable securities laws and, without limiting the generality of the foregoing, there has been no material adverse change (actual, contemplated or threatened) in the assets, properties, business, results of operations, prospects or condition (financial or otherwise) of the Borrower or any of its Subsidiaries, taken as a whole, since the date of release of the Financial Statements, other than as publicly disclosed in writing by the Borrower prior to the date of this Agreement;

(j)
the information circulars, prospectuses, annual information forms, offering memoranda, financial statements, material change reports and news releases filed with the Exchange and the securities commissions in those jurisdictions in which the Borrower is a reporting issuer on or during the twelve (12) months preceding the date hereof (collectively, the “Public Record”), are complete and accurate in all material respects and omit no material facts, the omission of which makes the Public Record, or any particulars therein, misleading, misrepresentative or incorrect in any material respect;

(k)	the Borrower and each of its Subsidiaries are the beneficial owners of the properties, business and assets referred to as being owned by them in the Public Record;

(l)	the Borrower is the registered and beneficial owner of 1,400,000 common shares in the capital of Midas Gold Corp. and the Borrower's wholly-owned subsidiary, Vista Gold

U.S. Inc., is the registered and beneficial owner of 30,402,615 common shares in the capital of Midas Gold Corp.;

(m)
the Borrower and its Subsidiaries have conducted and are conducting their respective businesses in compliance with all applicable laws, bylaws, rules and regulations of each jurisdiction in which their businesses are now carried on and hold all licenses, registrations, permits, consents or qualifications (whether governmental, regulatory or otherwise) required in order to enable their businesses to be carried on as now conducted and all such licenses, registrations, permits, consents and qualifications are valid and subsisting and in good standing and neither the Borrower nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such licenses, registrations, permits, consents or qualifications which could reasonably be expected to have any Material Adverse Effect on the Borrower and its Subsidiaries, taken as a whole;

(n)
no order ceasing or suspending trading in securities of the Borrower or prohibiting the sale of securities by the Borrower has been issued and no proceedings for this purpose have been instituted, are pending, or to the best of the Borrower’s knowledge, contemplated or threatened;

(o)
neither Canada Revenue Agency, the United States Internal Revenue Service, nor any other taxation authority has asserted or, to the best of the Borrower’s knowledge, has threatened to assert any assessment, claim or liability for taxes due or to become due in connection with any review or examination of the tax returns of the Borrower or any Subsidiary filed for any year which would have Material Adverse Effect on the Borrower and its Subsidiaries, taken as a whole;

(p)	neither the Borrower nor any Subsidiary is a party to any material contract other than as disclosed in the Public Record;

(q)
the Borrower is a reporting issuer under the Securities Acts of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Québec, New Brunswick, Nova Scotia, Prince Edward Island, Newfoundland and Labrador, Northwest Territories, Yukon and Nunavut (collectively, the "Reporting Jurisdictions") and is in compliance with its obligations under those Acts and under the rules, regulations and policies of the Exchange;

(r)
as at the date of this Agreement, except as disclosed in the Financial Statements, in the Public Record, in any filings within any governmental body or securities regulatory authority or to the Lender in writing and as contemplated by this Agreement, no holder of outstanding shares in the capital of the Borrower will be entitled to any pre-emptive or any similar rights to subscribe for any of the shares in the capital of the Borrower or other securities of the Borrower and no rights, warrants or options to acquire, or instruments convertible into or exchangeable for any shares in the capital of the Borrower are outstanding;

(s)	except as disclosed on Schedule “B” hereto, the Borrower has no direct or indirect subsidiary corporations;

(t)	the Borrower's outstanding common shares are listed and posted for trading on the Exchange;

(u)
the Borrower has the power and capacity to create, issue and deliver the Bonus Shares and, upon the issuance thereof, the Bonus Shares will be validly issued as fully paid and non-assessable common shares in the capital of the Borrower;

(v)
the issuance of the Bonus Shares is exempt from the prospectus requirements of Applicable Securities Legislation and no document will be required to be filed and no proceeding taken or approval, permit, consent, order or authorization obtained by the Borrower under the Applicable Securities Legislation in connection with the first trade of the Bonus Shares provided that: the Borrower is and has been a “reporting issuer” (as defined under the Applicable Securities Law) in a jurisdiction of Canada for the four months immediately preceding the first trade; at the time of such trade, at least four months have elapsed from the “distribution date” (as such term is defined in National Instrument 45-102 Resale of Securities (“NI 45-102”); the certificates representing the Bonus Shares carry a legend, or an ownership statement issued under a direct registration system or other electronic book-entry system acceptable to the regulator bears a legend restriction notation, as prescribed by section 2.5(2)3(i) of NI 45-102; such trade is not a “control distribution” as defined in NI 45-102; no unusual effort is made to prepare the market or create a demand for the Bonus Shares that are the subject of the trade; no extraordinary commission or other consideration is paid to a person or company in respect of the trade; and, if the Lender is an insider (as defined under Applicable Securities Legislation) of the Borrower, the Lender has no reasonable grounds to believe that the Borrower is in default of “securities legislation” (as defined in National Instrument 14-101 Definitions));

(w)
all factual information previously or contemporaneously furnished to the Lender by or on behalf of the Borrower for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and accurate in every material respect and such information is not incomplete by the omission of any material fact necessary to make such information not misleading in any material respect; and

(x)	the Borrower is solvent and is generally able to pay its debts as they come due and will be able to do so after giving effect to the transactions contemplated in this Agreement.

12.	Representations and Warranties of the Lender. The Lender represents and warrants to the Borrower as follows:

(a)
the Lender, on its own behalf and on behalf of any beneficial purchaser for whom it is acting (“Beneficial Purchaser”),  understands and acknowledges that none of the Securities have been registered under the U.S. Securities Act or any applicable securities laws of any state of the United States and accordingly, the Securities may not be offered, sold, pledged, assigned or otherwise transferred into the United States or to, or for the account or benefit of, a U.S. Person or person in the United States unless registered under the U.S. Securities Act and any applicable securities laws of any state of the United States or pursuant to an exemption from such registration requirements and the Lender has no intention to distribute either directly or indirectly any of the Securities in the United States or to, or for the account or benefit of a U.S. Person, except in compliance with the U.S. Securities Act and any applicable state securities laws;

(b)
the Lender and any Beneficial Purchaser acknowledges that the Securities are "restricted securities", as such term is defined under Rule 144 under the U.S. Securities Act, the certificate representing the Bonus Shares will bear a legend to such effect, and the Lender and any Beneficial Purchaser will not be able to offer, sell, pledge or otherwise transfer, directly or indirectly, any of the Bonus Shares, except pursuant to the terms of the legend; provided, that the legend may be removed by delivery to the registrar and transfer agent and the Borrower of an opinion of counsel, of recognized standing, in form and substance reasonably satisfactory to the Borrower, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act.

(c)
the Lender and any Beneficial Purchaser acknowledge that the Securities are being offered and sold by the Borrower pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by Rule 506 of Regulation D thereunder and Section 4(2) thereof, the Lender and each Beneficial Purchaser have completed the United States Accredited Investor Certificate attached hereto a “Schedule D”; and

(d)
the Lender consents to the Borrower making a notation on its records or giving instructions to any transfer agent of the Borrower in order to implement the restrictions on transfer set forth and described in this Agreement.

13.	Positive Covenants of the Borrower. The Borrower covenants and agrees that so long as any monies will be outstanding under this Agreement, it will:

(a)	at all times maintain its corporate existence and the corporate existence of all of its Subsidiaries;

(b)	use commercially reasonable efforts to maintain its reporting issuer status in each Reporting Jurisdiction, without default, from the date hereof until repayment in full of the Facility to the Lender;

(c)	duly perform its obligations under this Agreement and all other agreements and instruments executed and delivered hereunder or thereunder;

(d)	promptly pay when due all fees payable in connection with the Facility or this Agreement and indemnify and save harmless the Lender from all claims in respect of any such fees;

(e)
carry on and conduct its business in a proper business-like manner in accordance with good business practice and will keep or cause to be kept proper books of account in accordance with GAAP, and provide the Lender with access to all of its books and records on reasonable notice and during normal business hours;

(f)	at all times comply with all applicable laws, except where such voluntary non-compliance could not reasonably be expected to have a Material Adverse Effect on the Borrower or any Subsidiary;

(g)
pay and discharge promptly when due, all taxes, assessments and other governmental charges or levies imposed upon it or upon its properties or assets or upon any part thereof, as well as all claims of any kind (including claims for labour, materials and supplies) which, if unpaid, would by law become a Lien, trust or other claims upon any such properties or assets;

(h)
give to the Lender quarterly internal financial reports, financial summaries and such other information and reports with respect to the Borrower or any Subsidiaries as the Lender may request from time to time during the term of this Agreement (which for greater certainty, will include a balance sheet, income statement, statement of aged trade payables);

(i)	provide the Lender with written notice of any proposed financing made by or to the Borrower concurrently with, but not prior to, public disclosure of such financing;

(j)
furnish and give to the Lender (if such is the case) notice that an Event of Default has occurred and, if applicable, is continuing or notice in respect of any event which would constitute an Event of Default hereunder with the passage of time and specifying the nature of same; and

(k)	perform and do all such acts and things as are necessary to perfect and maintain the Security provided to the Lender pursuant to this Agreement.

14.
Negative Covenants of the Borrower.  The Borrower covenants and agrees with the Lender that the Borrower will not without first obtaining the written consent of the Lender (which may be withheld in the Lender’s sole discretion):

(a)	except for the Permitted Liens, make, give, create or permit or attempt to make, give or create any Lien over any assets of the Borrower or any Subsidiary;

(b)	change the name of the Borrower or any Subsidiary, without notice to the Lender;

(c)
in the case of the Borrower or any Subsidiary, except in respect of a proposed continuance of the Borrower from the Yukon to British Columbia under the Business Corporations Act (British Columbia), make any change to its Constating Documents;

(d)	allot and issue any new shares of any Subsidiary;

(e)	in the case of the Borrower or any Subsidiary, declare or provide for any dividends or other payments or distributions based on share capital;

(f)	in the case of the Borrower or any Subsidiary, redeem or purchase any of its shares;

(g)
make any sale or disposition of any substantial or material part of its business, assets or undertaking, or cause or permit any sale or disposition by any Subsidiary of any substantial or material part of its business, assets or undertaking, outside of the ordinary course of business, unless the Borrower shall have sought and received the prior written approval of the Lender in respect of any such sale or disposition and the net proceeds therefrom are remitted to the Lender in accordance with Section 4(b), other than:

(i)	a sale of the Colomac Mill Equipment;

(ii)	a transfer of the shares of Vista Gold Australia Pty. Ltd. by Vista Minerals (Barbados) Corp. to a wholly-owned Subsidiary of the Borrower to be incorporated in Australia; or

(iii)
any disposition made pursuant to and in accordance with the terms of the earn-in agreements currently in existence relating to the shares of any Subsidiary of the Borrower as more particularly described in Schedule “C”.

(h)
except for Indebtedness in respect of the Facility and purchase money security interests and equipment leases entered into in the ordinary course of business, incur any Indebtedness or cause or permit any Subsidiary to incur any Indebtedness;

(i)	in the case of the Borrower or any Subsidiary, make any Restricted Payment;

(j)
in respect of itself or any Subsidiary, pay out any shareholders loans or other indebtedness to non-arm’s length parties or enter into any transactions with any non-arm’s length parties other than on commercially reasonable terms, unless such payment or transaction is with the Borrower and the proceeds of such payment and all benefits of such transaction continue to be subject to the Security after giving effect to such payment or transaction;

(k)
amend, modify, vary or terminate any material contract, license, permit or other authorization now held by the Borrower or any of its Subsidiaries where such amendment, modification, variance or termination has a Material Adverse Effect on the Borrower or the applicable Subsidiary;

(l)
make any material payments to shareholders, affiliates or executives, other than commercially reasonable salaries and employment bonuses that are consistent with past company practices, without the prior written approval of the Lender (which approval may be withheld in its sole discretion); or

(m)	in respect of itself or any Subsidiary, guarantee the obligations of any other person, directly or indirectly, other than obligations expressly permitted by this Agreement.

15.	Events of Default. Each and every one of the events set forth in this Section will be an event of default (“Event of Default”):

(a)	if the Borrower fails to make any payment of principal or interest when due hereunder, and such failure continues for two (2) Business Days;

(b)
if the Borrower defaults in observing or performing any term, covenant or condition of this Agreement or any Security or other document delivered hereunder or in connection with the Facility, other than the payment of monies as provided for in subsection (a) hereof, on its part to be observed or performed and such failure continues for five (5) Business Days;

(c)	if the Borrower commits an event of default under the Security;

(d)
if the Borrower is in default of any material prescribed filings with applicable securities regulatory authorities, the Exchange or market on which its shares then trade (collectively, the “Authorities”), or is subject to any suspension in excess of two (2) trading days or cease trade order issued by any of the Authorities;

(e)
if any of the Borrower’s representations, warranties or other statements in this Agreement or any other collateral document delivered hereunder or in connection with the Facility were at the time given false or misleading in any material respect;

(f)
if the Borrower is in default under any agreement which if terminated could reasonably be expected to result in a Material Adverse Effect on the Borrower and written notice of such default has been given to the Borrower by the other party thereto;

(g)	if the Borrower or any Subsidiary defaults in observing or performing any term, covenant or condition in respect of any Indebtedness exceeding $500,000 in the aggregate, by which they are bound;

(h)
if the Borrower permits any sum which has been admitted as due, or is not disputed to be due, and which forms or is capable of being made a charge upon any of the assets or undertaking of the Borrower to remain unpaid or not challenged for 30 days after proceedings have been taken to enforce the same;

(i)	if the Borrower, directly or indirectly through any Subsidiary, ceases or threatens to cease to carry on business;

(j)
if any order is made or issued by a competent regulatory authority prohibiting the trading in shares of the Borrower or if the Borrower’s common shares are suspended or de-listed from trading on any stock exchange;

(k)	if in the reasonable opinion of the Lender a Material Adverse Effect in respect of the Borrower or any of its Subsidiaries shall have occurred;

(l)
if the Borrower or any Subsidiary petitions or applies to any tribunal for the appointment of a trustee, receiver or liquidator or commences any proceedings under any bankruptcy, insolvency, readjustment of debt or liquidation law of any jurisdiction, whether now or hereafter in effect;

(m)
any change of control of the Borrower (“change of control” being defined as the acquisition by any person of ownership of or control or direction over, directly or indirectly, (i) greater than 50% of the outstanding voting securities of the Borrower or (ii) greater than 20% of the outstanding voting securities of the Borrower and in connection therewith such person appoints or obtains the right to appoint one or more nominees to the board of directors of the Borrower); or

(n)
if any petition or application for appointment of a trustee, receiver or liquidator is filed, or any proceedings under any bankruptcy, insolvency, readjustment of debt or liquidation law are commenced, against the Borrower which is not opposed by the Borrower in good faith, or an order, judgment or decree is entered appointing any such trustee, receiver, or liquidator, or approving the petition in any such proceeding.

16.
Effect of Event of Default.  If any one or more of the Events of Default occur or occurs and is or are continuing, the Lender may without limitation, subject to any other rights it may have in law or pursuant to this Agreement or any other document or instrument delivered hereunder, demand immediate payment of all monies owing hereunder.

17.
Lender’s Expenses.  The Borrower will pay the Lender’s legal fees (on a solicitor and own client basis) and other out-of-pocket expenses incurred in connection with its due diligence review and the negotiation and preparation of this Agreement, the Security and the closing of the transaction contemplated herein up to a maximum amount of $25,000, as well as all legal fees (on a solicitor and own client basis) and all other costs, charges and expenses of and incidental to the collection or recovery of all amounts owing hereunder, including but not limited to the enforcement of the Security granted hereunder or otherwise. In connection with the Advance, the Lender is irrevocably authorized and directed to deduct all such amounts from the proceeds of the Advance as it may require to cover all such fees and expenses incurred up to and including the closing of the transactions contemplated herein. All amounts payable under this Section 17 thereafter will be payable by the Borrower to the Lender immediately upon demand for payment. If not paid forthwith upon demand for payment, such amount will be added to and form part of the principal amount of the Facility and shall accrue interest from the date of demand as if it had been advanced by the Lender to the Borrower hereunder.

18.
Indemnity.  The Borrower agrees to indemnify and save harmless the Lender and each of its directors, officers, employees, affiliates and agents from and against all liabilities, claims, losses, damages and reasonable costs and expenses in any way caused by or arising directly or indirectly from or in consequence of the occurrence of any Event of Default under this Agreement, except as a result of the Lender’s gross negligence or wilful misconduct.

19.	Notices. In this Agreement:

(a)
any notice or communication required or permitted to be given under this Agreement will be in writing and will be considered to have been given if delivered by hand, transmitted by facsimile transmission or mailed by prepaid registered post to the address or facsimile transmission number of each party set out below:

(i)	if to the Lender:

Sprott Resource Lending Partnership
Suite 2750, 200 Bay Street,
Toronto, Ontario, M5J 2J2,

Attention:                  Chief Financial Officer
Fax: No.                      (416) 977-9555

(ii)	if to the Borrower:

Vista Gold Corp.
7961 Shaffer Parkway, Suite 5
Littleton, Colorado  80127

Attention:                 Jack Engele
Fax No:                      (720) 981-1186

or to such other address or facsimile transmission number as any party may designate in the manner set out above; and

(b)	notice or communication will be considered to have been received:

(i)
if delivered by hand during business hours on a Business Day, upon receipt by a responsible representative of the receiver, and if not delivered during business hours, upon the commencement of business on the next Business Day;

(ii)
if sent by facsimile transmission during business hours on a Business Day, upon the sender receiving confirmation of the transmission, and if not transmitted during business hours, upon the commencement of business on the next Business Day; and

(iii)
if mailed by prepaid registered post upon the fifth Business Day following posting; except that, in the case of a disruption or an impending or threatened disruption in postal services every notice or communication will be delivered by hand or sent by facsimile transmission.

20.
Assignment.  The Borrower acknowledges and agrees that the Lender may assign all or part of the Facility, this Agreement and all collateral agreements, documents or instruments delivered hereunder to one or more assignees, free from any right of set-off or counterclaim or equity (other than such as arise under this Agreement or the Security), subject only to the Lender’s notification of such assignment or assignments (including name and contact details of the assignee or assignees) being given in writing to the Borrower and subject to such assignments being in compliance with the registration requirements of the U.S. Securities Act and any applicable securities laws of any state of the United States or an available exemption from such registration requirements.

21.	Enurement. This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

22.	Waivers. No failure or delay on the Lender’s part in exercising any power or right hereunder will operate as a waiver thereof.

23.	Remedies are Cumulative. The Lender’s rights and remedies hereunder are cumulative and not exclusive of any rights or remedies at law or in equity.

24.	Time. Time is of the essence of this Agreement and all documents or instruments delivered hereunder.

25.
Criminal Code Compliance.  In this Section the terms “interest”, “criminal rate” and “credit advanced” have the meanings ascribed to them in Section 347 of the Criminal Code (Canada) as amended from time to time.  The Borrower and the Lender agree that, notwithstanding any agreement to the contrary, no interest on the Facility or the credit advanced by the Lender under this Agreement will be payable in excess of that permitted under the laws of Canada.  If the effective rate of interest, calculated in accordance with generally accepted actuarial practices and principles, would exceed the criminal rate on the credit advanced, then:

(a)	the elements of return which fall within the term “interest” will be reduced to the extent necessary to eliminate such excess;

(b)	any remaining excess that has been paid will be credited towards prepayment of the Facility; and

(c)
any overpayment that may remain after such crediting will be returned forthwith to the Borrower upon demand, and, in the event of dispute, a Fellow of the Canadian Institute of Actuaries appointed by the Lender will perform the relevant calculations and determine the reductions, modifications and credits necessary to effect the foregoing and the same will be conclusive and binding on the parties.  This Agreement, the Note and all related agreements and documents will automatically be modified to reflect such modifications without the necessity of any further act or deed of the Borrower and the Lender to give effect to them.

26.
Invalidity.  If at any time any one or more of the provisions hereof is or becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby to the fullest extent possible by law.

27.
Governing Laws.  This Agreement will be governed by and interpreted in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.  The Borrower submits to the non-exclusive jurisdiction of the Courts of the Province of British Columbia and agrees to be bound by any suit, action or proceeding commenced in such Courts and by any order or judgment resulting from such suit, action or proceeding, but the foregoing will in no way limit the right of the Lender to commence suits, actions or proceedings based on this Agreement in any jurisdiction it may deem appropriate.

28.
Amendment.  This Agreement supersedes the Term Sheet and all prior agreements and discussions between the parties with respect to the subject matter set forth herein.  This Agreement may be varied or amended only by or pursuant to an agreement in writing signed by the parties hereto.

29.	Schedules. All Schedules attached hereto will be deemed fully a part of this Agreement.

30.	Currency and Denomination. All references herein to “dollars” or “$” are to Canadian dollars, unless otherwise indicated.

31.	Counterparts. This Agreement may be signed in one or more counterparts, originally or by facsimile, each such counterpart taken together will form one and the same agreement.

[signature page follows]

TO EVIDENCE THEIR AGREEMENT each of the parties has executed this Agreement on the date first above written.

SPROTT RESOURCE LENDING
PARTNERSHIP by its managing partner
Sprott Lending Consulting Limited Partnership, by
its general partner Sprott Lending Consulting GP Inc.

Per:  _______________________________
    Authorized Signatory

Per:  _______________________________
    Authorized Signatory

VISTA GOLD CORP.

Per:  _______________________________
    Authorized Signatory

SCHEDULE “A”
PROMISSORY NOTE

Principal Amount:  CAD$10,000,000

For value received, VISTA GOLD CORP. (the “Borrower”) hereby promises to pay to or to the order of SPROTT RESOURCE LENDING PARTNERSHIP (the “Lender”) the principal amount of TEN MILLION CANADIAN DOLLARS (CAD$10,000,000) (the “Principal Amount”) on (subject to the rights of the Lender to accelerate payment under the Credit Agreement dated for reference March 28, 2013 between the Lender and the Borrower (the “Credit Agreement”)) on March 28, 2014 together with interest accruing on the outstanding Principal Amount from the date hereof at a rate of EIGHT PERCENT (8%) per annum, compounded monthly, before and after each of maturity, default and judgment, payable monthly on the last Business Day of every month.  All payments under this promissory note will be made only in Canadian dollars by certified cheque, bank draft or wire transfer (pursuant to wire transfer instructions provided by the Lender from time to time) and delivered to the Lender at Suite 2750, 200 Bay Street, Toronto, Ontario  M5J 2J2, Attention: Chief Financial Officer.

If after the Advance, the Borrower or any of its Subsidiaries sell or otherwise dispose of any material assets outside of the ordinary course of business in excess of $1,000,000 in the aggregate (excluding the Colomac mill equipment with a book value of US$10,000,000), the Borrower will pay or cause to be paid to the Lender 50% of the proceeds from such sale, disposition in excess of $1,000,000 in the aggregate, net of reasonable selling costs, to be applied on account of the Facility up to the full amount of the Outstanding Balance.

If after the Advance, the Borrower or any of its Subsidiaries close one or more equity financings in excess of $1,000,000 in the aggregate (which for greater certainty shall not include the exercise of any options or warrants issued by the Borrower or any Subsidiary), the Borrower will pay or cause to be paid to the Lender 50% of the proceeds of such equity financings in excess of $1,000,000 in the aggregate, net of reasonable financing costs, to be applied on account of the Facility up to the full amount of the Outstanding Balance.

The Borrower may voluntarily prepay the Facility in whole at any time before maturity, without penalty provided that not less than four months of interest on the total principal amount of the Facility has been paid to the Lender, and further provided that such prepayment is made on the last business day of a calendar month after not less than 10 Business Days' prior written notice of the Borrower's intention to prepay the Facility.

Unless otherwise defined in this promissory note, all defined terms shall have the meanings set forth in the Credit Agreement.

[signature page follows]

The undersigned waives demand and presentment for payment, notice of non-payment, protest, notice of protest and notice of dishonour.  This promissory note will be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

Dated:  March 28, 2013.

VISTA GOLD CORP.

Per:  _______________________________
    Authorized Signatory

2

SCHEDULE “B”
SUBSIDIARIES

●	Vista Gold U.S. Inc.
●	Vista California, LLC
●	Granges Inc.
●	Desarollos Zapal Holdings Corp.
●	Desarollos Zapal S.A. de C.V.
●	Servicios Administrativos MPA S.A. de C.V.
●	Servicios Industriales MPA S.A. de C.V.
●	Minera Gold Stake Holdings Corp.
●	Minera Gold Stake S.A. de C.V.
●	Vista Gold (Barbados) Corp.
●	Salu Siwa Pty. Ltd.
●	PT Masmindo Dwi Area
●	Vista Minerals (Barbados) Corp.
●	Vista Gold Australia Pty. Ltd.

SCHEDULE “C”
EARN-IN AGREEMENTS

The Borrower entered into an Earn-in Right Agreement dated February 7, 2012 (the “Earn-in Right Agreement”) with Invecture Group, S.A. de C.V. (“Invecture”) whereby Invecture has the right to earn a 62.5% interest in the Borrower’s Mexican Subsidiary, Desarrollos Zapal, S.A. de C.V. (“DZ Mexico”), which owns the Los Cardones gold project.   During the Earn-in Period (as defined in the Earn-in Right Agreement) and subject to the terms of the Earn-in Right Agreement, Desarollos Zapal Holdings Corp., a wholly-owned Subsidiary of the Borrower, holds 37.5% of the DZ Mexico shareholder voting rights.   The remaining 62.5% of the DZ Mexico shareholder voting rights are held in a trust that is instructed by representatives of the Borrower and Invecture.   Upon Invecture's exercise of the Earn-in Right, the Borrower will continue to hold a 37.5% interest in DZ Mexico and indirectly in the Los Cardones gold project.

The Borrower entered into a joint venture agreement dated December 23, 2009 with Awak Mas Holdings Pty. Ltd.  (“AM Holdings), assignee of Pan Asia Resources Corp. (“Pan Asia”), whereby AM Holdings may earn a 60.6% interest in Salu Siwa Pty. Ltd. (“Salu Siwa”) which owns a 99% interest in the Awak Mas gold project.  This earn-in has not yet been perfected.   During 2011, the Borrower entered in to an additional option agreement with Pan Asia (subsequently assigned to AM Holdings), which provides AM Holdings the right to earn an additional 20.2% of Salu Siwa, after it has earned the initial 60.6% interest.

SCHEDULE “D”
U.S. ACCREDITED INVESTOR CERTIFICATE

Capitalized terms used in this Schedule “D” and defined in the Credit Agreement to which this Schedule “D” is attached have the meaning defined in the Credit Agreement unless otherwise defined herein.

The Lender represents warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Borrower, (and acknowledges that the Borrower is relying thereon) that:

(a)
it is purchasing the Securities for its own account or for the account of one or more persons for whom it is exercising sole investment discretion, (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution in violation of applicable securities laws and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Securities has any intention to distribute either directly or indirectly any of the Securities in the United States or to, or for the account or benefit of, a U.S. Person or person in the United States; provided, however, that this paragraph shall not restrict the Lender from selling or otherwise disposing of any of the Securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements;

(b)
it, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Securities is a “U.S. Accredited Investor” that satisfies one or more of the categories of Rule 501(a) of Regulation D as indicated below (the Lender must initial “LEND” for the Lender, and “BP” for each Beneficial Purchaser, if any, on the appropriate line(s)):

_____	Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_____	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_____	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended; or

_____	Category 4.	An insurance company as defined in Section 2(13) of the U.S. Securities Act; or

_____	Category 5.	An investment company registered under the United States Investment Company Act of 1940; or

_____	Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

_____	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

_____	Category 8.	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of U.S. $5,000,000; or

_____	Category 9.
An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

_____	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

_____	Category 11.
An organization described in Section 501(c)(3) of the United States Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of U.S. $5,000,000; or

_____	Category 12.	Any director or executive officer of the Borrower; or

_____	Category 13.
A natural person, the beneficial owner of which is such natural person) whose individual net worth, or joint net worth with his or her spouse exceeds US$1,000,000, provided, however, that (i) person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability; or

_____	Category 14.
A natural person who had an individual income in excess of U.S. $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____	Category 15.
A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the U.S. Securities Act or a revocable trust which does not satisfy the foregoing and which may be revoked or amended by its settlors (grantors), each of whom is an U.S. Accredited Investor under category 13; or

_____	Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

(c)
it and any Beneficial Purchaser has not purchased the Securities as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D of the U.S. Securities Act), including any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or internet or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

The Lender undertakes to notify the Borrower immediately of any change in any representation, warranty or other information relating to the Lender or any Beneficial Purchaser set forth herein which takes place prior to the Closing.

If a Corporation, Partnership or Other Entity:

____________________________________
Name of Entity

____________________________________
Type of Entity

____________________________________
____________________________________
Signature of Person(s) Signing
____________________________________
____________________________________
Print or Type Name and Title(s) of Person(s)
Signing

If an Individual or Joint Account of Individuals:

___________________________________

____________________________________
Signature(s)

____________________________________

____________________________________
Print or Type Name(s)